UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 28, 2009

APAC Customer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2333 Waukegan Road, Suite 100, Bannockburn, Illinois		60015
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-374-4980

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 28, 2009, the Board of Directors (the "Board") of APAC Customer Services, Inc. (the "Company") approved the form of an Indemnification Agreement (the "Agreement") between the Company and each of its directors (each an "Indemnitee").

Subject to the express terms set forth in the Agreement, it generally provides that the Company will indemnify an Indemnitee from judgments, fines and amounts paid in settlement actually incurred by Indemnitee and advance certain expenses resulting from an Indemnitee being a party to a proceeding that is brought in connection with any of the matters described in the following paragraph if such Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in or not opposed to the best interests of the Company.

The matters covered by the Agreement include any action, omission or inaction by the Indemnitee (whether occurring before or after the execution of the Agreement), or any other event or circumstance (whether occurring before or after the execution of the Agreement), relating to, arising out of or in connection with the fact that the Indemnitee is or was a director of the Company, or by reason of any acts or omissions by the Indemnitee in any such capacity.

Subject to the terms and conditions of the Agreement, the Company is generally obligated to advance all reasonable expenses which are incurred by or on behalf of any Indemnitee in connection with such proceeding.

The rights of indemnification and to receive advancement of reasonable expenses as provided by the Agreement shall not be deemed exclusive of the rights of any Indemnitee under the Company’s Bylaws (as may be amended from time to time) or any other rights to which any Indemnitee may at any time be entitled under applicable law, the Articles of Incorporation of the Company, any agreement, any policy of insurance, a vote of stockholders or a resolution of directors, or otherwise.

The Agreement shall continue in effect and shall survive the termination of any Indemnitee’s membership on the Board.

Item 9.01 Financial Statements and Exhibits.

10.01 Form of Indemnification Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

May 4, 2009	By:	/s/Robert B. Nachwalter

Name: Robert B. Nachwalter
Title: SVP and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Form of Indemnification Agreement